UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2005


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-19480               58-1651222
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
      of incorporation)                                  Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia            30004
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        (Address of principal executive offices)               (Zip Code)



                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On November 2, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing its results of operations for the quarterly period ended September 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibit 99.1 - Press Release dated November 2, 2005.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 2, 2005

                            PER-SE TECHNOLOGIES, INC.



                              By: /s/ CHRIS E. PERKINS
                                  -------------------------------
                                   Chris E. Perkins
                                   Executive Vice President
                                   and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                                   Description

             99.1       Press Release dated November 2, 2005.